                                                                      EX-99.B(n)

                                   FUNDS TRUST
                                MULTI-CLASS PLAN

                                   APPENDIX A
                                   ----------

------------------------------------------------------------------------------------------------------------
                                                 Maximum                                        Maximum
                Funds Trust                   Initial Sales     Maximum        Maximum        Shareholder
             Multi Class Funds                   Charge          CDSC         12b-1 Fee      Servicing Fee
------------------------------------------------------------------------------------------------------------
 1.  Asset Allocation Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            0.10
------------------------------------------------------------------------------------------------------------
 2.  California Limited Term Tax-Free Fund
     Class A                                      3.00           0.50            None            0.25
     Class C                                      None           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 3.  California Tax-Free Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 4.  California Tax-Free Money Market Fund
     Class A                                      None           None            None            0.25
     Service Class                                None           None            None            None
------------------------------------------------------------------------------------------------------------
 5.  Cash Investment Money Market Fund
     Administrator Class                          None           None            None            0.10
     Institutional Class                          None           None            None            None
     Service Class                                None           None            None            0.25
------------------------------------------------------------------------------------------------------------
 6.  Colorado Tax-Free Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 7.  Diversified Equity Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 8.  Equity Income Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                 Maximum                                        Maximum
                Funds Trust                   Initial Sales     Maximum        Maximum        Shareholder
             Multi Class Funds                   Charge          CDSC         12b-1 Fee      Servicing Fee
------------------------------------------------------------------------------------------------------------
 9.  Equity Index Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
-----------------------------------------------------------------------------------------------------------
 10. Government Money Market Fund
     Administrator Class                          None           None            None            0.10
     Class A                                      None           None            None            0.25
     Institutional Class                          None           None            None            None
     Service Class                                None           None            None            0.25
-----------------------------------------------------------------------------------------------------------
 11. Growth Balanced Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
-----------------------------------------------------------------------------------------------------------
 12. Growth Equity Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
-----------------------------------------------------------------------------------------------------------
 13. Growth Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Institutional Class                          None           None            None            None
-----------------------------------------------------------------------------------------------------------
 14. High Yield Bond Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
-----------------------------------------------------------------------------------------------------------
 15. Income Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Institutional Class                          None           None            None            None
-----------------------------------------------------------------------------------------------------------
 16. Income Plus Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
-----------------------------------------------------------------------------------------------------------
 17. Index Allocation Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
-----------------------------------------------------------------------------------------------------------
 18. Inflation-Protected Bond Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
-----------------------------------------------------------------------------------------------------------
 19. Intermediate Government Income Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                 Maximum                                        Maximum
                Funds Trust                   Initial Sales     Maximum        Maximum        Shareholder
             Multi Class Funds                   Charge          CDSC         12b-1 Fee      Servicing Fee
------------------------------------------------------------------------------------------------------------
 20. International Equity Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 21. Large Cap Appreciation Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 22. Large Cap Value Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 23. Large Company Growth Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 24. Limited Term Government Income Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 25. Minnesota Tax-Free Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 26. Money Market Fund
     Class A                                      None           None            None            0.25
     Class B                                      None           5.00            0.75            0.25
------------------------------------------------------------------------------------------------------------
 27. Montgomery Emerging Markets Focus
     Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 28. Montgomery Mid Cap Growth Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
------------------------------------------------------------------------------------------------------------
 29. Montgomery Short Duration Government
     Bond Fund
     Class A                                      3.00           0.50*           None            0.25
     Class B                                      None           3.00            0.75            0.25
     Class C                                      None           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                 Maximum                                        Maximum
                Funds Trust                   Initial Sales     Maximum        Maximum        Shareholder
             Multi Class Funds                   Charge          CDSC         12b-1 Fee      Servicing Fee
------------------------------------------------------------------------------------------------------------
 30. Montgomery Small Cap Fund Class A            5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            0.10
------------------------------------------------------------------------------------------------------------
 31. Montgomery Total Return Bond Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            0.15
     Select Class                                 None           None            None            None
------------------------------------------------------------------------------------------------------------
 32. National Tax-Free Fund
     Class A                                      4.50           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 33. National Tax-Free Money Market Fund
     Class A                                      None           None            None            0.25
     Institutional Class                          None           None            None            None
     Service Class                                None           None            None            0.25
------------------------------------------------------------------------------------------------------------
 34. Outlook Today Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 35. Outlook 2010 Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 36. Outlook 2020 Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 37. Outlook 2030 Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 38. Outlook 2040 Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 39. Overseas Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                 Maximum                                        Maximum
                Funds Trust                   Initial Sales     Maximum        Maximum        Shareholder
             Multi Class Funds                   Charge          CDSC         12b-1 Fee      Servicing Fee
------------------------------------------------------------------------------------------------------------
 40. Prime Investment Money Market Fund
     Institutional Class                          None           None            None            None
     Service Class                                None           None            None            0.25
------------------------------------------------------------------------------------------------------------
 41. SIFE Specialized Financial Services
     Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
------------------------------------------------------------------------------------------------------------
 42. Small Cap Growth Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            0.10
------------------------------------------------------------------------------------------------------------
 43. Small Company Value Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
     Institutional Class                          None           None            None            0.10
------------------------------------------------------------------------------------------------------------
 44. Specialized Health Sciences Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
------------------------------------------------------------------------------------------------------------
 45. Specialized Technology Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class C                                      1.00           1.00            0.75            0.25
------------------------------------------------------------------------------------------------------------
 46. Stable Income Fund
     Class A                                      2.00           0.50*           None            0.25
     Class B                                      None           1.50            0.75            0.25
     Class C                                      None           1.00            0.75            0.25
     Institutional Class                          None           None            None            None
------------------------------------------------------------------------------------------------------------
 47. Treasury Plus Money Market Fund
     Class A                                      None           None            None            0.25
     Institutional Class                          None           None            None            None
     Service Class                                None           None            None            0.25
------------------------------------------------------------------------------------------------------------
 48. 100% Treasury Money Market Fund
     Class A                                      None           None            None            0.25
     Service Class                                None           None            None            None
------------------------------------------------------------------------------------------------------------

--------------------
* Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for both the Montgomery Short Duration Government Bond Fund and the Stable Income
   Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Adopted: March 26, 1999, as amended on October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November
6, 2001, May 7,

2002, August 6, 2002, November 5, 2002, December 18, 2002, February 4, 2003, May
6, 2003 and August 5, 2003.

                                   APPENDIX B
                                   ----------

     --------------------------------------------------------------------------------
                                                                     Class-Level
                   Multi-Class Funds and Classes                 Administration Fee
     --------------------------------------------------------------------------------
     Non-Money Market Funds
     --------------------------------------------------------------------------------
     Class A, Class B and Class C                                       0.28%
     --------------------------------------------------------------------------------
     Institutional Class                                                0.20%
     --------------------------------------------------------------------------------
     Select Class                                                       0.10%
     --------------------------------------------------------------------------------

     Money Market Funds
     --------------------------------------------------------------------------------
     Class A, Class B, Class C                                          0.22%
     --------------------------------------------------------------------------------
     Service Class                                                      0.12%
     --------------------------------------------------------------------------------
     Administrator Class                                                0.10%
     --------------------------------------------------------------------------------
     Institutional Class                                                0.08%
     --------------------------------------------------------------------------------

Adopted: February 4, 2003

                                       A-1